Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 29, 2003 (July 29, 2003)

MICROMUSE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23783	943288385
(Commission File Number)	(IRS Employer Identification Number)

139 Townsend Street

San Francisco, California 94107

(Address of Principal Executive Offices, Including Zip Code)

(415) 538-9090

(Registrant’s Telephone Number, Including Area Code)

ITEM 5.    OTHER EVENTS

On July 29, 2003, Micromuse Inc. (the “Registrant”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing the appointment of Lloyd A. Carney as Chairman of the Board and Chief Executive Officer, effective immediately.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits: 99.1 Press Release dated July 29, 2003 of the Registrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROMUSE INC. (Registrant)

Date: July 29, 2003	By: /s/ James B. De Golia
Name: James B. De Golia Title: Senior Vice President and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release dated July 29, 2003, of the Registrant